SECURITIES PURCHASE AGREEMENT


     This Securities Purchase Agreement (the "Agreement") is made and entered into on December 1, 2004, by and between Rapidtron, Inc., a corporation organized under the laws of the State of Nevada, with its principal place of business located at 3151 Airway Avenue, Building Q, Costa Mesa, California (the "Company"), and Oceanus Value Fund, L.P. (the "Buyer").

                                    RECITALS
                                    --------

     A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by (i) the provisions of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and (ii) Section 4(2) under the 1933 Act.

     B. The Buyer desires to purchase from the Company, and the Company desires to sell to the Buyer, for the amount and upon the terms and conditions stated in this Agreement, in a closing (the "Closing") as herein described, the following securities of the Company:

     (i) The Company's 15% Secured Convertible Promissory Note, the form of which is attached as Exhibit A (the "Note"), which may be converted into the Company's $0.001 par value common stock (the "Common Stock") on the terms and conditions set forth in the Note. The principal amount of the Note shall be Four Hundred Thousand Dollars ($400,000).

     (ii) As additional consideration for the Buyer's purchase of the Note, the Company shall also issue to the Buyer a warrant (the "Warrant") to purchase 800,000 shares of Common Stock with an exercise price as specified in the Warrant, which Warrant must be exercised (if at all) within five (5) years after the date of issuance. The Warrant shall be in the form attached as Exhibit B.

     Any Common Stock issuable pursuant to conversion of the Note shall be referred to herein as the "Conversion Shares." The Common Stock receivable upon exercise of the Warrant shall be referred to herein as the "Warrant Shares." The Note, the Conversion Shares, the Warrant and the Warrant Shares may be collectively referred to herein as the "Securities."

     C. Contemporaneously with the execution and delivery of this Agreement, the Company is executing and delivering a Security Agreement (the "Security Agreement") in the form of the attached Exhibit C, pursuant to which the Company has agreed to secure its obligations under the Note with a security interest in substantially all tangible and intangible assets (including intellectual property) owned by the Company (the "Collateral"). Pursuant to a Subordination Agreement between the Buyer and Silicon Valley Bank ("SVB") in the form


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attached  as Exhibit D (the "SVB Subordination Agreement"), the Buyer's security interest  in  the  Collateral  will  be  subordinated  to  the  interest of SVB.

     D. As additional security for the Company's obligations under the Note, contemporaneously with the execution and delivery of this Agreement, John Creel (the Company's President and Chief Executive Officer) and Peter Dermutz (the Company's Executive Vice President, acting Secretary, Treasurer and Principal Financial Officer) (collectively, the "Pledgors"), are each executing and delivering a Guaranty, Pledge and Security Agreement (the "Pledge Agreements") in the form attached as Exhibit E pursuant to which, effective January 1, 2005, each Pledgor agrees to guaranty payment of the Note and to secure that guaranty with a first-priority security interest in all shares of the Company which he owns.

     E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are also executing and delivering a Registration Rights Agreement (the "Registration Rights Agreement") in the form of the attached Exhibit F, pursuant to which the Company has, among other things, agreed to provide certain registration rights for the Warrant Shares under the 1933 Act and applicable state securities laws.

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1.     PURCHASE  AND  SALE  OF  THE  SECURITIES.
            ----------------------------------------

     (a)     Purchase.  At  the Closing, the Buyer agrees to purchase  the  Note
             --------
from the Company and the Company agrees to sell the Note to the Buyer. The purchase price for the Note shall be $400,000 (the "Purchase Price"), out of which shall be paid (i) $15,000 in pre-paid interest (as provided in the Note),
(ii) an origination fee of $12,000 to the Buyer, (iii) a finder's fee of $20,000 to Bridgewater Capital Corporation and (iv) such other amounts as may be included in the Disbursement Instructions attached as Exhibit G (the "Disbursement Instructions"). The disbursements specified in the Disbursement Instructions (including disbursement to the Company of the remainder of the Purchase Price) shall be made on the Closing Date (as defined below).

     (b)     The  Closing.  The  date  of the Closing (the "Closing Date") shall
             ------------
be December 1, 2004, or such other date as the parties may agree in writing. On or before the Closing Date, (i) the Purchase Price shall be delivered to the Escrow Agent (as defined in the Escrow Agreement in the form of the attached Exhibit H (the "Escrow Agreement")) and (ii) the Company shall deliver to the Escrow Agent on behalf of the Company the originals of this Agreement, the Note, the Warrant, the Security Agreement, the SVB Subordination Agreement, the Pledge Agreements, the Registration Rights Agreement, the Disbursement Instructions and the Escrow Agreement, each duly authorized and executed by the Company and/or any other parties thereto (other than the Buyer), together with such other items as may be required by this Agreement (collectively, the "Closing Documents").


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     (c)     Payment.  The  Buyer  shall pay the Purchase Price by wire transfer
             -------
of immediately available funds in United States Dollars, to be deposited into the Escrow Account (as defined in the Escrow Agreement), against delivery to the Escrow Agent of the Closing Documents by the Company. At the Closing, the
Escrow Agent shall be responsible for disbursement of the Purchase Price according to the Disbursement Instructions and delivery of the Closing Documents to the Buyer (with copies to the Company duly executed by the Buyer, where required), in each case in accordance with the terms of the Escrow Agreement.

     2.     THE  BUYER'S  REPRESENTATIONS AND WARRANTIES.    With respect to its
            --------------------------------------------
purchase hereunder, the Buyer represents and warrants to the Company, and agrees, as follows:

     (a)     Investment  Purposes;  Compliance  With  1933  Act.  The  Buyer  is
             --------------------------------------------------
purchasing the Securities for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered, or exempt from registration, under the 1933 Act and applicable state securities laws. The Buyer is not purchasing the Securities for the purpose of covering short sale positions in the Common Stock established on or prior to the Closing Date. The Buyer agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Agreement, the Note and the Warrant, as applicable, and (ii) pursuant to registration under the 1933 Act or an exemption from registration under the 1933 Act and any other applicable securities laws. The Buyer does not by its representations in this Section 2(a) agree to hold the Securities for any minimum or other specific term, and reserves the right to dispose of the Securities at any time pursuant to a registration statement or in accordance with an exemption from registration under the 1933 Act, in all cases in accordance with applicable state and federal securities laws. The Buyer understands that it shall be a condition to the issuance of the Conversion Shares and the Warrant Shares that such shares be and are subject to the representations set forth in this Section 2(a).

     (b)    Accredited  Investor Status. The Buyer is an "accredited investor,"
            ---------------------------
as that term is defined in Rule 501(a) of Regulation D. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment made pursuant to this Agreement. The Buyer is aware that it may be required to bear the economic risk of the investment made pursuant to this Agreement for an indefinite period of time, and is able to bear such risk.

     (c)     Reliance  on Exemptions.  The Buyer understands that the Securities
             -----------------------
are being offered and sold to it in reliance on specific exemptions from the registration requirements of applicable federal and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements and covenants of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

     (d)     Information.  The  Buyer  and  its  advisors,  if  any,  have  been
             -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask all questions of the Company as they


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have  in  their  discretion  deemed  advisable.  The  Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to an informed investment decision with respect to the investment made pursuant to this Agreement.

     (e)     No  Government Review.  The Buyer understands that no United States
             ---------------------
federal or state agency or any other government or governmental agency has approved or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     (f)     Transfer  or  Resale.  The  Buyer  understands  that: (i) except as
             --------------------
provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold or otherwise transferred unless either (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion by counsel reasonably satisfactory to the Company, in form, scope and substance reasonably satisfactory to the Company, to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration and (ii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, except as required by this Agreement or the Registration Rights Agreement).

     (g)     Legend.  Subject  to Section 5(b) below, the Buyer understands that
             ------
the Note, the Warrant and the stock certificates representing the Conversion Shares and the Warrant Shares (until such time as the Conversion Shares and the Warrant Shares have been registered under the 1933 Act pursuant to the Registration Rights Agreement or otherwise may be sold by the Buyer pursuant to Rule 144 (or any applicable rule which operates to replace said Rule) promulgated under the 1933 Act ("Rule 144")), will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE "LAWS"). THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE APPLICABLE LAWS OR (II) AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED DUE TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE APPLICABLE LAWS.

     (h)     Authorization;  Enforcement.  This  Agreement,  the  Registration
             ---------------------------
Rights Agreement, the Disbursement Instructions, the Security Agreement and the Escrow Agreement (collectively, the "Agreements") have been duly and validly authorized, executed and delivered by the Buyer and are each valid and binding agreements of the Buyer enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     3.     THE  COMPANY'S  REPRESENTATIONS  AND  WARRANTIES.   The  Company
            ------------------------------------------------
represents  and  warrants  to  the  Buyer,  and  agrees,  as  follows:

     (a)     Organization  and Qualification.  The Company is a corporation duly
             -------------------------------
organized and existing in good standing under the laws of the State of Nevada, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. As used herein, "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company taken as a whole. The Common Stock is quoted on the OTC Bulletin Board. The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for such quotation, the Company has maintained all requirements for the continuation of such quotation, and the Company does not reasonably anticipate that the Common Stock will be removed from the OTC Bulletin Board in the foreseeable future. The Company has complied, and will timely comply, with all requirements of the SEC, the National Association of Securities Dealers and the OTC Bulletin Board with respect to the issuance of the Securities.

     (b)     Authorization;  Enforcement.  The  Company  has  the  requisite
             ---------------------------
corporate power and authority to enter into and perform the Agreements, to issue and sell the Securities in accordance with the terms thereof, and to perform its obligations under the Note and the Warrant in accordance with their terms. The Company's execution, delivery and performance of the Agreements, the Note and the Warrant, and its consummation of the transactions contemplated thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, its stockholders, or any other person or entity is required. The Agreements and, on the Closing Date, the Note and the Warrant, have been duly and validly authorized, executed and delivered by the Company, and the Note (when issued), the Warrant (when issued), and the Agreements constitute the valid and binding obligations of the Company enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     (c)     Capitalization.  As  of  September 30, 2004, the authorized capital
             --------------
stock of the Company consisted of 100,000,000 shares of Common Stock, of which 20,463,058 shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and non-assessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. As of the Closing Date, except as set forth in the attached Schedule 3(c) or in the SEC Documents (as defined in paragraph (h) below) filed prior to or for the quarter ended September 30, 2004, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever issued or agreed to by the Company relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities of the Company or any of its subsidiaries except those issued to the Buyer and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except as provided herein and in the Registration Rights Agreement). If requested by the Buyer, the Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof (the "Articles of Incorporation"), and the Company's Bylaws as in effect on the date hereof.

     (d)     Issuance  of Warrant and Conversion Shares.  The Warrant Shares are
             ------------------------------------------
all duly authorized and reserved for issuance, and in all cases upon issuance shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issuance thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Company. Upon issuance, the Conversion Shares shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issuance thereof, and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

     (e)     Acknowledgment  Regarding  Buyer's Purchase of the Securities.  (i)
             -------------------------------------------------------------
The Buyer is not acting as a financial advisor to or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, (ii) this Agreement and the transactions contemplated hereby, and the relationship between the Buyer and the Company, are and will be considered "arms-length" notwithstanding any other or prior agreements or nexus between the Buyer and the Company, whether or not disclosed, and (iii) any statements made by the Buyer, or any of its representatives or agents, in connection with this Agreement and the transactions contemplated hereby are not to be construed as advice or a recommendation, are merely incidental to the Buyer's purchase of the Securities and have not been relied upon in any way by the Company, its officers or directors. The Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely upon an independent evaluation by the Company, its officers and directors.

     (f)     No  Integrated  Offering.  Neither  the  Company  nor  any  of  its
             ------------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the 1933 Act and, specifically, in accordance with the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the 1933 Act, assuming the accuracy of the representations and warranties of the Buyer contained herein.


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     (g)     No  Conflicts.  Except  as set forth in the attached Schedule 3(g),
             -------------
neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation, of any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, in the aggregate or individually, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted and, so long as the Buyer owns any of the Securities, shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly or in the aggregate would have a Material Adverse Effect. Except as specifically contemplated by this Agreement or as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, individual or entity in order for it to execute, deliver and perform any of its obligations under the Agreements, the Note or the Warrant in accordance with the terms thereof.

     (h)     SEC  Documents;  Financial  Statements.  Except  as  disclosed  on
             --------------------------------------
Schedule 3(h) hereof, since at least September 30, 2004, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), with all of the foregoing that were filed prior to the date hereof and all exhibits included therein and all financial statements and schedules thereto and all documents (other than exhibits) incorporated by reference therein being hereinafter referred to as the "SEC Documents." The Company has delivered to the Buyer (to the extent requested by the Buyer) true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the applicable rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements (i) have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved except (A) as may be otherwise indicated in such financial statements or the notes thereto or (B) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements and (ii) fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No information provided by or on behalf of the Company to the Buyer contains any untrue statement of a material fact or omits to state any material fact required to be stated therein in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clauses (i) and (ii) above, which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company. The SEC Documents contain a complete and accurate description of all written and oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound which are required by the rules and regulations promulgated by the SEC to be disclosed (each a "Contract"). None of the Company, its subsidiaries or, to the best of the Company's knowledge, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would, or with the lapse of time, the giving of notice, or both, have a Material Adverse Effect.

     (i)     Absence of Certain Changes; Bankruptcy.  Except as disclosed in the
             --------------------------------------
SEC Documents, since at least November 23, 2004, there has been no material adverse change or development in the business, properties, operation, financial condition, results of operations or prospects of the Company. The Company has not taken any steps, and does not currently have any reasonable expectation of taking any steps, to seek protection pursuant to any bankruptcy law, nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings.

     (j)     Absence  of  Litigation.  Except  as  set  forth  in  the  attached
             -----------------------
Schedule 3(j) or in the SEC Documents filed prior to or for the quarter ended September 30, 2004, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or governmental body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

     (k)     Foreign  Corrupt  Practices.  Neither  the  Company  nor any of its
             ---------------------------
subsidiaries, nor any officer, director or other person acting on behalf of the Company or any subsidiary has, in the course of his, her or its actions for or on behalf of the Company, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     (l)     Brokers;  No General Solicitation.  The Company has taken no action
             ---------------------------------
that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement and the transactions contemplated hereby, other than as set forth in the attached
Schedule 3(l) or the Disbursement Instructions. The Company acknowledges that no broker or finder was involved with respect to the transactions contemplated hereby, other than as set forth in the attached Schedule 3(l) or the Disbursement Instructions. Neither the Company nor any other person or entity participating on the Company's behalf in the transactions contemplated hereby, nor any person or entity acting for the Company or any such other person or entity, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to the Securities.

     (m)     Status  of  Assets.  Except as described on Schedule 3(m) or in the
             ------------------
SEC Documents filed prior to or for the quarter ended September 30, 2004, the Company has good and marketable title to each of the assets that is material to its business, free and clear of all liens, claims, restrictions and other encumbrances.

     (n)     Eligibility  to  File  Registration  Statement.  The  Company  is
             ---------------------------------------------
currently eligible to file registration statements with the SEC on Form SB-2 under the 1933 Act.

     (o)     No  Encumbrances  on Shares.  To the Company's best knowledge after
             ---------------------------
inquiry of both John Creel and Peter Dermutz, except as described on Schedule 3(o), neither Mr. Creel nor Mr. Dermutz has pledged, hypothecated or otherwise encumbered any shares in the Company that he may own.

     (p)     Validity  of  Pledge  Agreements.  To the Company's best knowledge,
             --------------------------------
the Pledge Agreements constitute valid and binding obligations of John Creel and Peter Dermutz, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     4.     COVENANTS  OF  THE  PARTIES.
            ---------------------------

     (a)     Best  Efforts.  Each  party  shall  use  its best efforts to timely
             -------------
satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     (b)     Securities  Laws.  The  Company shall timely file a Form D (and any
             ----------------
other equivalent form or notice required by applicable state law) with respect to the Securities if and as required under Regulation D and applicable state securities laws and provide copies thereof to the Buyer upon the Buyer's request. The Company shall, on or before the Closing Date, take all action necessary in order to sell the Securities to the Buyer in compliance with federal and applicable state securities laws, and shall provide written evidence of such action to the Buyer upon the Buyer's request.

     (c)     Reporting  Status.  So  long  as the Buyer beneficially owns any of
             -----------------
the Securities, the Company shall (i) file all reports required to be filed with the SEC pursuant to the 1934 Act and (ii) maintain its status as an issuer required to file reports under the 1934 Act, even if the 1934 Act or the rules and regulations thereunder would permit termination of such status.

     (d)     Reservation  of  Shares.
             -----------------------

            (i) The Company shall at all times have authorized and reserved for the purpose of issuance that number of shares of Common Stock which is sufficient to provide for the issuance of all of the Conversion Shares and the Warrant Shares. Prior to full payment of the Note and complete exercise of the Warrant, the Company shall not reduce the number of shares of Common Stock reserved for issuance hereunder without the written consent of the Buyer, except for a reduction proportionate to a reverse stock split which affects all shares of Common Stock equally.

            (ii) If at any date the Company shall not have authorized and reserved for the purpose of issuance that number of shares of Common Stock which is sufficient to provide for the issuance of all of the Conversion Shares and the Warrant Shares which could then be issued, within thirty (30) days of such date the Company shall call and hold a special meeting of its shareholders for the sole purpose of increasing the Company's authorized and unissued shares to an amount sufficient to correct such deficiency. In connection with such meeting, (i) the Company's officers and directors shall (A) recommend to shareholders that they vote in favor of such increase in the number of authorized and unissued shares and (B) vote all of their shares in favor of such increase and (ii) the Company shall cause its officers and directors to act in a manner consistent with the forgoing clause (i).

     (e)     Listing  or  Quotation.  The  Company  shall  promptly  secure  the
             ----------------------
listing of the Warrant Shares and the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance), and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of the Warrant Shares and the Conversion Shares as may exist from time to time under the terms of this Agreement and/or the Registration Rights
Agreement. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers and the OTC Bulletin Board or such national securities exchange or other market on which the Common Stock may then be quoted or listed, as applicable.

     (f)     Prospectus  Delivery  Requirement.  The  Buyer understands that the
             ---------------------------------
1933 Act requires delivery of a prospectus relating to the Conversion Shares and the Warrant Shares in connection with any sale thereof pursuant to a registration statement under the 1933 Act, and the Buyer shall comply with any applicable prospectus delivery requirements of the 1933 Act in connection with any such sale. The Company shall have the right to rely upon the Buyer's agreement contained in this Section 4(g); therefore, with respect to any resale of the Conversion Shares and the Warrant Shares by the Buyer pursuant to a registration statement, any certificate evidencing such Conversion Shares and Warrant Shares shall not contain a restrictive legend of any kind.

     (g)     Intentional  Acts  or Omissions.  Neither party shall intentionally
             -------------------------------
perform or fail to perform any act that, if performed or omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby.


     (h)     Expenses. At the Closing, the Company agrees to pay to, or  at  the
             --------
direction of, the Buyer an amount equal to the attorney's fees and other expenses incurred by Buyer in connection with the Buyer's due diligence investigation, document preparation and escrow for the transactions contemplated by this Agreement.

     (i)     Corporate  Status;  Taxes.  The  Company  shall, at least until the
             -------------------------
Buyer no longer holds any of the Securities, maintain its corporate existence in good standing and shall pay all taxes when due except for taxes it reasonably disputes.

             5.     LEGEND;  TRANSFER  INSTRUCTIONS;  RELATED  MATTERS.
                    ---------------------------------------------------

     (a)     Transfer  Agent  Instructions.  Promptly  after receiving notice of
             -----------------------------
conversion of the Note or exercise of the Warrant (as applicable), and in any event no more than three (3) business days after the Company's receipt of such notice of conversion or exercise, the Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its permitted nominee, for the Conversion Shares and/or Warrant Shares in such amounts as are specified in such notice. All such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement only to the extent required by applicable law and as specified in this Agreement or any documents referenced herein. The Company represents and warrants that (i) no instructions will be given by it to its transfer agent other than (A) the instructions referred to in this Section 5 and (B) any stop transfer instructions required to give effect to
Section 2(f) hereof in the case of the Conversion Shares and Warrant Shares prior to their registration under the 1933 Act and (ii) the Conversion Shares and Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable law and provided by this Agreement, the Warrant and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Conversion Shares and Warrant Shares. If the Buyer (i) provides the Company with an opinion of counsel reasonably satisfactory to Company that registration by the Buyer of the Note, the Warrant, the Warrant Shares and/or the Conversion Shares is not required under the 1933 Act or (ii) transfers any of the Securities to an affiliate which is an accredited investor (in accordance with the provisions of this Agreement) or in compliance with Rule 144, then, in either instance, the Company shall permit such transfer and, if applicable, promptly (and in all events within three (3) trading days) instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

     (b)     Removal  of  Legend.  The  Legend  shall  be  removed  from  any
             -------------------
certificate for a Security, and a certificate for a Security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (i) the sale of such Security is registered under the 1933 Act, (ii) the holder of such Security provides the Company with an opinion by counsel reasonably satisfactory to the Company, that is in form, substance and scope reasonably satisfactory to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or
(iii) such holder provides the Company with assurances reasonably satisfactory to the Company and its counsel that such Security can be sold pursuant to Rule
144. The Buyer agrees that its sale of all Securities, including those represented by a certificate from which the Legend has been removed, or which were originally issued without the Legend, shall be made only pursuant to an effective registration statement (with delivery of a prospectus in connection with such sale) or in compliance with an exemption from the registration requirements of the 1933 Act. In the event the Legend is removed from the certificate for any Security or any certificate for a Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the sale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Security, the Company shall be entitled to require that the Legend be placed upon such Security, which Legend shall be removed when such Security may again be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (ii) above.

     (c)     Conversion  of  Note.  Subject  to the terms of the Note, the Buyer
             --------------------
shall have the right to convert the Note by delivering via facsimile an executed and completed Notice of Conversion (as defined in the Note) to the Company and delivering within three (3) business days thereafter the original Notice of Conversion and, if required by the Company, the original Note being converted by overnight courier to the Company. Each date on which a Notice of Conversion is faxed to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will then deliver the certificates representing the shares of Common Stock issuable upon conversion of the Note (along with a replacement Note representing the principal amount of the original Note not so converted, if applicable) to the Buyer or its designee via overnight courier within three (3) business days after the relevant Conversion Date (with respect to each conversion, the "Deadline"). Time is of the essence with respect to the requirements of the immediately preceding sentence.


     (d)  Exercise of Warrant. The Buyer shall have the right  to  exercise  the
          -------------------
Warrant by delivering via facsimile an executed and completed Notice of Exercise (as attached to the Warrant) to the Company and delivering within three (3) business days thereafter the original Notice of Exercise and the original Warrant being exercised (if required by the Company) by overnight courier to the Company. Each date on which a Notice of Exercise is faxed to the Company in accordance with the provisions hereof shall be deemed an "Exercise Date." The Company will transmit the certificates representing the shares of Common Stock issuable upon exercise of the Warrant (along with a replacement Warrant representing the amount of said Warrant not so exercised, if applicable) to the Buyer or its designee via overnight courier within three (3) business days after the relevant Exercise Date (with respect to each exercise, the "Deadline"). Time is of the essence with respect to the requirements of the immediately preceding sentence.

     (e)     Injunctive  Relief  for  Breach.  The  Company  acknowledges that a
             -------------------------------
breach of its obligations under Sections 5(a), 5(b), 5(c) and/or 5(d) above will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company agrees that the remedy at law for a breach of its obligations under such Sections would be inadequate and agrees that, in the event of a breach or threatened breach by the Company, the Buyer shall be entitled, in addition to all other remedies at law or in equity, to an injunction restraining any breach and requiring immediate issuance and/or transfer, without the necessity of showing economic loss and without any bond or other security being required.

     (f)     Liquidated Damages for Non-Delivery of Certificates. In addition to
             ---------------------------------------------------
the provisions of Section 5(e) above, the Company understands and agrees that any delay in the issuance of the certificates beyond the Deadline will result in substantial economic loss and other damages to the Buyer. As partial compensation to the Buyer for such loss, the Company agrees to pay liquidated damages (which the Company acknowledges is not a penalty) to the Buyer for issuance and delivery of the certificates after the Deadline, in accordance with the following schedule (where "No. of Business Days Late" is defined as the number of business days beyond five (5) business days from the date of delivery by the Buyer to the Company of a facsimile Notice of Conversion or Notice of Exercise or, if later, from the date on which all other necessary documentation duly executed and in proper form required for conversion of the Note or exercise of the Warrant has been delivered to the Company, but only if such necessary documentation has not been delivered to the Company within the three (3) business day period after the facsimile delivery to the Company of the Notice of Conversion or Notice of Exercise required in this Agreement):


     No. of Business Days Late     Liquidated Damages (in US$)
     -------------------------     ---------------------------

                1                          $300
                2                          $400
                3                          $500
                4                          $600
                5                          $700
                6                          $800
                7                          $900
                8                          $1,000
                9                          $1,250
                10                         $1,500
                11+                        $1,750 + $1,000 for
                                           each Business Day Late
                                           beyond 11 days

     Subject to the Buyer's right, in its sole discretion, to add accrued liquidated damages on to the principal amount of the Note (as provided in the Note), the Company shall pay the Buyer any liquidated damages incurred under this Section 5(f) by certified or cashier's check upon the earlier of (i) the issuance to the Buyer of the certificates with respect to which the damages accrued or (ii) each monthly anniversary of the receipt by the Company of the Buyer's Notice of Conversion or Notice of Exercise, as the case may be. Nothing herein shall limit the Buyer's right to pursue actual damages for the Company's failure to issue and deliver certificates to the Buyer in accordance with the terms of this Agreement or for breach by the Company of this Agreement.

     6.     CONDITIONS  TO  THE COMPANY'S OBLIGATION TO SELL.  The obligation of
            ------------------------------------------------
the Company hereunder to sell the Note and the Warrant at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     (a) The Buyer shall have (i) executed the Agreements (to the extent required thereby) and (ii) delivered such documents or signature pages thereof (via facsimile or as otherwise provided in the Escrow Agreement), together with such other items as may be required by this Agreement, to the Escrow Agent.

     (b) The Buyer shall have delivered to the Escrow Agent on behalf of the Company the Purchase Price by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Escrow Agent.

     (c) The representations and warranties of the Buyer in this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

     (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or issued by any court or governmental authority of competent jurisdiction or any self- regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

     7.     CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.  The obligation of
            ------------------------------------------------
the Buyer to purchase the Note and Warrant is subject to the satisfaction, on or before the Closing Date, of each of the following conditions; provided, however, that these conditions are for the sole benefit of the Buyer and may be waived by the Buyer at any time in its sole discretion:

     (a) The Company shall have (i) executed the Agreements and (ii) delivered such documents and the executed Pledge Agreements and the SVB Subordination Agreement, or signature pages thereof (via overnight delivery or as otherwise provided in the Escrow Agreement), together with such other items as may be required by this Agreement, to the Escrow Agent.

     (b) The Company shall have issued and have duly executed by the authorized officers of the Company, and delivered to the Escrow Agent on behalf of the Buyer, the original Note and Warrant (via overnight delivery or as otherwise provided by the Escrow Agreement).

     (c) The representations and warranties of the Company in this Agreement shall be true and correct in all material respects as of the date made and as of Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer may require a certificate, executed by the Chief Executive Officer of the Company and dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

     (d) The Common Stock shall be authorized for quotation on the OTC Bulletin Board (or listing on a national securities exchange or other market) and trading in the Common Stock on such market shall not have been suspended by the SEC or other relevant regulatory agency.

     (e) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or issued by any court or governmental authority of competent jurisdiction or any self- regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

     8.     GOVERNING  LAW;  MISCELLANEOUS.
            ------------------------------

     (a)     Governing  Law. This Agreement shall be governed by and interpreted
             --------------
in accordance with the laws of the State of Kansas without regard to the principles of conflict of laws. Service of process in any civil action relating to or arising out of this Agreement (including all Exhibits or Schedules or any addenda hereto) or the transactions contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (b)     Counterparts.  This  Agreement  may  be  executed  in  two  or more
             ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered to the Escrow Agent.

     (c)     Headings;  Interpretation.  The  headings of this Agreement are for
             -------------------------
convenience of reference and shall not form a part of, or affect the interpretation of this Agreement. As used herein, the masculine shall refer to the feminine and neuter, and vice versa, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein,"

"hereunder" and "hereby," shall refer to this entire Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls on a Saturday, Sunday or public or legal holiday, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday. Each party intends that this Agreement be deemed and construed to have been jointly prepared by the parties. As a result, the parties agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

     (d)     Severability.  If  any provision of this Agreement shall be invalid
             ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e)     Entire  Agreement;  Amendments.   This  Agreement and the documents
             ------------------------------
referenced herein (which are incorporated herein by reference) contain the entire understanding of the parties with respect to the matters covered herein and supercede all prior agreements, negotiations and understandings, written or oral, with respect to such subject matter. Except as specifically set forth herein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement shall be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement. No delay or omission of either party hereto in exercising any right or remedy hereunder shall constitute a waiver of such right or remedy, and no waiver as to any obligation shall operate as a continuing waiver or as a waiver of any subsequent breach.

     (f)     Notices.  Any  notices  required or permitted to be given under the
             -------
terms of this Agreement shall be in writing and sent by U. S. Mail or delivered personally or by overnight courier or via facsimile (if via facsimile, to be followed within one (1) business day by an original of the notice document via overnight courier) and shall be effective (i) five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, (ii) upon receipt, if delivered personally or (iii) one (1) day after facsimile transmission or delivery to a courier service for overnight delivery, in each case properly addressed to the party to receive the same. The addresses for such communications shall be as follows:


If to the Company:    Rapidtron, Inc.
                      3151 Airway Avenue, Building Q
                      Costa Mesa, California 92626
                      Telephone: (949) 798-0652
                      Facsimile: (949) 474-4550
                      Attention: John Creel

If to the Buyer:      Oceanus Value Fund, L.P.
                      225 North Market Street, Suite 220
                      Wichita, Kansas 67202
                      Telephone: (316) 262-8874
                      Facsimile: (316) 267-0204
                      Attention: John C. Tausche

     Each party shall provide written notice to the other party of any change in address.

     (g)     Successors  and  Assigns.  This Agreement shall be binding upon and
             ------------------------
inure to the benefit of the parties and their respective successors and permitted assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld) and, in any event, any assignee of the Buyer shall be an accredited investor (as defined in Regulation
D), in the written opinion of counsel who is reasonably satisfactory to the Company and in form, substance and scope reasonably satisfactory to the Company. Notwithstanding the foregoing, if applicable, the Buyer may assign its rights hereunder to any of its "affiliates," as that term is defined in Rule 405 of the 1933 Act, without the consent of the Company; provided, however, that (i) any such assignment shall not release the Buyer from its obligations hereunder unless such obligations are assumed by such affiliate and (ii) no such assignment shall be made unless it is made in accordance with any applicable securities laws. Any request for consent to an assignment made hereunder by the Buyer shall be accompanied by a legal opinion in form, substance and scope reasonably satisfactory to the Company that such assignment is proper under applicable law. Notwithstanding anything herein to the contrary, the Buyer may pledge all or any part of the Securities as collateral for a bona fide loan pursuant to a security agreement with a third party lender, and such pledge shall not be considered an assignment in violation of this Agreement so long as it is made in compliance with all applicable laws.

     (h)     No  Third  Party Beneficiaries.  This Agreement is intended for the
             ------------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     (i)     Survival.  Unless  this  Agreement is terminated under Section 8(l)
             --------
below, the representations and warranties of the Company and the Buyer contained herein, and the agreements and covenants set forth herein, shall survive the Closing.

     (j)     Publicity.  The  Company  and  the  Buyer  shall  have the right to
             ---------
review, before issuance by the other, any press releases or other public statements with respect to the transactions contemplated hereby; provided, however, that (i) the Company shall be entitled, without prior consultation with or approval of the Buyer, to make any press release or other public disclosure with respect to such transactions that is required by applicable law or regulations and (ii) the Buyer and it affiliates shall be entitled, without prior consultation with or approval of the Company, to publish a "tombstone" describing the financing provided pursuant to this Agreement.

     (k)     Further Assurance.  Each party shall do and perform, or cause to be
             -----------------
done and performed, at its expense, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (l)     Termination.  In the event that the Closing shall not have occurred
             -----------
on or before December 15, 2004, this Agreement may be terminated at any time thereafter by written notice from one party to the other. Such termination shall not be the sole remedy for a breach of this Agreement by the non-breaching party, and each party shall retain all of its rights hereunder at law or in equity. Notwithstanding anything herein to the contrary, a party whose breach of a covenant or representation and warranty or failure to satisfy a condition prevented the Closing shall not be entitled to terminate this Agreement.

     (m)     Remedies.  No  provision  of  this  Agreement  providing  for  any
             --------
specific remedy to a party shall be construed to limit such party to the specific remedy described, and that any other remedy that would otherwise be available to such party at law or in equity shall also be available. The parties also intend that the rights and remedies hereunder be cumulative, so that exercise of any one or more of such rights or remedies shall not preclude the later or concurrent exercise of any other rights or remedies.

     (n)     Attorney's  Fees.   If  any party to this Agreement shall bring any
             ----------------
action for relief against the other arising out of or in connection with this Agreement, in addition to all other remedies to which the prevailing party may be entitled, the losing party shall be required to pay to the prevailing party a reasonable sum for attorney's fees and costs incurred in bringing such action and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney's fees and costs incurred in enforcing such judgment. For the purposes of this Section, attorney's fees shall include, without limitation, fees incurred with respect to the following: (i) post-judgment motions, (ii) contempt proceedings, (iii) garnishment, levy and debtor and third party examinations, (iv) discovery and (v) bankruptcy litigation.

     IN WITNESS WHEREOF, the Buyer and the Company have caused this Agreement to be duly executed by their respective authorized persons on the date first written above.
                                             RAPIDTRON, INC.

                              By:
                                 ----------------------------
                                        President
                              By:
                                        Secretary

                              OCEANUS VALUE FUND, L.P.
                              By: Oceanus Asset Management, L. L. C.,
                                  General Partner

                              By:
                                 ------------------------------
                                     John C. Tausche, Member

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree to be bound by the terms of Section 4(d)(ii) above as it relates to them personally.

      ----------------------------
        John Creel, individually                     Peter Dermutz, individually





     LIST  OF  EXHIBITS AND  SCHEDULES
     ---------------------------------


Exhibit A     15% Secured Convertible Promissory Note
Exhibit B     Warrant to Purchase Common Stock
Exhibit C     Security Agreement
Exhibit D     Subordination Agreement with Silicon Valley Bank
Exhibit E     Form of Guaranty, Pledge and Security Agreement
Exhibit F     Registration Rights Agreement
Exhibit G     Disbursement Instructions
Exhibit H     Escrow Agreement

Schedule 3(c)
Schedule 3(g)
Schedule 3(h)
Schedule 3(j)
Schedule 3(l)
Schedule 3(m)
Schedule 3(o)

                                  SCHEDULE 3(C)
                                 CAPITALIZATION
                                 --------------

          None other than what has been reflected in the SEC Documents.


                                  SCHEDULE 3(G)
                                  NO CONFLICTS
                                  ------------

                                      None


                                  SCHEDULE 3(H)
                       SEC DOCUMENTS; FINANCIAL STATEMENTS
                       -----------------------------------

                                      None


                                  SCHEDULE 3(J)
                              ABSENCE OF LITIGATION
                              ---------------------

                                      None


                                  SCHEDULE 3(L)
                        BROKERS; NO GENERAL SOLICITATION
                        --------------------------------

     Scott Liolios - Bathgate Capital - 2% commission based on agreement signed on

October  22,  2003.


                                  SCHEDULE 3(M)
                                STATUS OF ASSETS
                                ----------------

     None  other than those disclosed in the SEC Documents filed prior to or for
the  quarter  ended  September 30, 2004.   The LDM Enterprises agreement will be
terminated  at  the  Closing.


                                  SCHEDULE 3(O)
                            NO ENCUMBRANCES ON SHARES
                            -------------------------

              None other than those disclosed in the SEC Documents.